China Natural Gas, Inc.

  The First China Based Natural Gas Public

  Company Traded in the US Capital Markets

Stock Symbol: CHNG

www.naturalgaschina.com

Safe Harbor Statement

    This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Private Securities
Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors disclosed in the
Company’s Annual Report on Form 10KSB for the year ended Dec.
31, 2005 and all of the Company’s subsequent Quarterly Reports on
Form 10QSB, especially in the “Risk Factors” sections of these reports.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

China Natural Gas Snapshot

Provider of environmentally
friendly natural gas services

Proprietary pipeline artery

Diverse base of
commercial, industrial,
wholesale and residential
customers

Profitable, high growth
business lines

Construction &
Installation:
12%

Residential &
Commercial:
5%

Wholesale Gas
Distribution:
10%

Company-
owned Gas
Stations:

73%

Revenue Breakdown

By Year-End 2006

China Natural Gas Today

Proprietary owner of 120 km high pressure natural gas
pipeline in Shaanxi Province

Sole authorized provider of natural gas to over 63,000
households in Xian

Average daily sales of 20,000 cubic meters of
compressed natural gas (CNG) to taxis and natural gas
powered buses per station

Seven company owned CNG filling stations in Xian,
Shaanxi Province

Targeting 21 filling stations by year-end 2006

Investment Profile

Developed infrastructure creates competitive barrier

Expansion momentum driven by strong Chinese market
demand for natural gas as alternative to gasoline

Governmental promotion and favorable market dynamics
support new market penetration initiatives

Captive local residential and commercial customer base

Seasoned industry veterans driving business growth

40 years collective industry experience

Close relationships with Chinese government

Well capitalized for expansion

Generating record company revenue and earnings growth

China’s Economic Landscape

WTO 2001 - 21st century manufacturing powerhouse

Foreign Direct Investment in 2004 – US$ 60 billion

$1.5 trillion GDP

Average annual GDP growth of 9.4% over last 20 years

Political stability, pro-business environment

25 years of economic reforms generated by private sector

Private sector contributes approximately 70% of GDP

Beijing “Green” Olympics - 2008

A land of rapid change and progress

Population of 7.8 million

Beneficiary of PRC “Go West” policy

Foreign investor diversification into central China

2005 foreign direct investment
(FDI) > US$1.2B*

156 new foreign funded
projects in 2005*

Foreign and private
participants in 2006:

Xian estimated to attract
FDI of US$650M; domestic
investment of 39B RMB*

Xian targets +25% foreign trade volume*

Primary Addressable Market

Xian: Modern Magnet of Foreign Investors

* Source: China Knowledge Press, January 11, 2006

40Bcm

17.3Tcm

3%

US$8B

PRC

646.7Bcm

5.29Tcm

24%

US$71B

USA

Annual
Consumption

Domestic
Reserves

NG /Total
Energy
Usage

Industry

Size

Natural Gas Growth Momentum

*   Data table sources: BPStatistical Review of World Energy 2005, US Energy Information Association
** Source: Honda Motor Co.

CNG fueled vehicles emit 87% less nitrogen oxide, 70% less carbon monoxide and 25% less carbon dioxide than gasoline **

Natural gas usage in China expected to double over next 5 years

Largest reserves located in western and north central China

Includes Shaanxi region

Significant national investment in natural gas infrastructure

Operation of the West-East pipeline began December 2004

Government-controlled natural gas price points drive price stability

Yulin
Yan an
Tongchuan
weinan
Xianyang
Baoji
Xi'an
Shangluo
Hanzhong
Ankang

Value Proposition:
Pipeline Ownership

120 km pipeline purchased directly
from Shaanxi municipal government

Direct natural gas supply from state-
owned enterprise (SOE) Shaanxi
Natural Gas to pipeline system

Platform for expansion is eased
through close relationships with local
government

Gas station licensing

SOEs own 13 existing gas stations in
Xian

Pipeline “artery” affords preferential
treatment from Xian government

Key Competitive Advantage:
Established Infrastructure

Only non-SOE pipeline network in Shaanxi province

Intrinsic value of established infrastructure creates
strong competitive barrier to entry

Compressor station facilitating compressed natural gas transport by tanker truck

Compressed Natural Gas:
Xian Fuel of the Future

Present

Future

Total Demand = 1.5M
Cubic Meters/Day*

Existing filling stations
pump approximately 640,000
Cubic Meters/Day*

CNG is approximately 50%
cheaper than gasoline at the
pump*

8,000 CNG buses and
12,000 CNG taxis**

Increasing demand
driven by government’s
clean energy policy

Estimated 46,000 CNG
vehicles by 2010**

China Natural Gas expects
to operate up to 21 CNG
stations by YE2006

*  Management estimates

** Source: Xian Clean Fuel Vehicles Commission 2005

CNG Station Revenue Model

      Average daily volume = 20,000 CM/station

              x  21 stations by YE 2006

               = 420,000 CM total average daily volume

                          x 1.26 RMB/CM (net of tax)

        = Approx. total daily revenue of US$66,000

Retail CNG Filling Stations:
Expansion Model

Organic Growth

7 new stations
constructed in 1H06

Capacity of 20,000
CM/Day

Approx. building cost of
US$600,000/station

Average 2-3 month
construction period

Growth by Acquisition

13 state-owned, 31
privately-owned stations
(excluding CHNG)

SOEs inefficiently
operated; private
enterprises under-
supplied

11 stations in near-term
target acquisition universe

    Objective: to be the leading compressed natural gas filling station operator in Xian

Residential and Light
Commercial Sales

Sole authorized provider of natural gas to residential and
light commercial customers in certain parts of Xian area

Pipeline network currently supplies natural gas to over
63,000 end user households

Potential market of over 200,000 customers

Negotiating to expand service to adjacent Ankang &
Shangluo areas

Over 600,000 combined potential residential customers

Natural gas sales to residential and light commercial
customers increased 450% in 2005

Industrial and Wholesale
Customers

Profitable wholesale distribution to retail compressed
natural gas (CNG) stations in Xian

Supplier to privately owned and operated CNG filling
stations

Future plans to market natural gas to urea
manufacturers, a fertilizer input

2007 entry into processing, distribution and sale of
liquefied natural gas (LNG)

Broad Competitive Landscape

Big Three energy companies engaged in upstream supply of energy resources for redistribution by regional firms

CNPC (China National Petroleum Corporation)

SINOPEC Corp. (China Petroleum & Chemical Corporation)

CNOOC (China National Offshore Oil Corp.)

Xinjiang Guanghui LNG Development Corporation Ltd

     and Xin'Ao Gas Field Ltd.

Providers of transportation and distribution services

Not authorized to compete in areas served by China Natural Gas

Management believes single gas utility operators are preferred by government in local areas

Preference driven by technical, economic and safety factors

6.0
5.0
4.0
3.0
2.0
1.0
-
(1.0)
FY04
FY05
1Q05
1Q06
Revenue
Net Income (Loss)

Revenue & Earnings Momentum

$ in millions

Recent Performance and Outlook

1Q06 vs. 1Q05

Revenues up over 600% to
$1.8M from $242,722

Gross profit of $944,702, from
$61,570

Net income of $410,580,
compared with net loss of
$(48,263)

Fully diluted EPS of $0.02
compared with $0.00

Completed $10.4 million equity
financing in January 2006

Outlook

Record year-over-year results
expected for 2Q06 and
FY2006

Milestone initiatives to drive
accelerated market share
growth

Structure

23.9M primary shares
outstanding

25.4M fully diluted shares
outstanding

Near-term Milestones

Up to 21 filling stations in 2006

Negotiating to purchase gas reserves from SOEs

Expansion of pipeline into neighboring areas of Xian

Develop LNG technology to expand geographical reach

Projected Market Share Metrics:

35%-40% of the Xian compressed natural gas filling station market at
YE2006

Sole provider of natural gas utility service within authorized region

    Patrick McManus, Chairman of Audit Committee

   Patrick McManus joined the Board in March 2006.  He was elected

    Mayor of Lynn, Massachusetts in 1992, serving until 2002 when he retired to private law and Accountancy practice in 2002.  Mr. McManus was an Assistant

    Professor of Business and Finance at Salem State College in Massachusetts.

    He is a Certified Public Accountant and holds a Juris Doctorate

Robert Bo Chen, Vice Chairman of the Board of Directors

    Mr. Chen joined the Board in October 2005.  He is currently President of

    Bodisen Biotech, Inc. (AMEX:  BBC, London: BODI).  He is the former CEO and

    President of Yang Ling Shikanglu Technology Development Company.

James Garner

James Garner joined the Board in March 2006.  Mayor Garner brings over 30 years of experience in business and political contacts to China Natural Gas. As
Mayor of Hempstead, New York for 16 years until his retirement in 2005, Mayor
Garner is an accomplished city manager and renowned politician.

Xiaogang Zhu, Chief Financial Officer

     Mr. Zhu joined China Natural Gas as Chief Financial Officer in January 2005.

     He was formerly the Vice General Manager and CFO of Xian Dapeng Biotech

     Co., Ltd.

Charles Qinan Ji, Chairman and CEO

Mr. Ji joined China Natural Gas in February 2005.  He has more than 20 years experience in the  energy and  petroleum industries in operational, administrative, management and government relations roles.

Management and Board

The China Natural Gas
Opportunity

Developed infrastructure creates competitive barrier

Expansion momentum driven by strong Chinese market
demand for natural gas as alternative to gasoline

Governmental promotion and favorable market dynamics
support new market penetration initiatives

Captive local residential and commercial customer base

Underserved market

Seasoned industry veterans driving business growth

Well capitalized for expansion

Generating record revenue and earnings growth

Contact China Natural Gas

Investor Relations:

The Piacente Group, Inc.

Debra Chen

212-481-2050

www.naturalgaschina.com